EXHIBIT 10.114


                        ACCOUNT AGREEMENT


           ACCOUNT AGREEMENT dated as of April 22, 1997, among Panda Interfunding Corporation, a Delaware corporation ("PIC"), Panda Energy Corporation, a Texas corporation ("PEC") and Panda Global Holdings, Inc., a Delaware corporation (the "Company") (each of PIC, PEC and the Company referred to individually as a "Party"), (as amended, supplemented and modified from time to time, this "Agreement").


                      W I T N E S S E T H:


           WHEREAS, Panda Global Energy Company, a Cayman Islands exempted company (the "Issuer") has issued notes (the "Senior Secured Notes") pursuant to a Trust Indenture dated as of April 22, 1997 (as amended, supplemented or otherwise modified from time to time, the "Indenture") between the Issuer and Bankers Trust Company, as trustee thereunder;

           WHEREAS, in order to facilitate the sale of the Senior Secured Notes the Company has issued a guarantee with respect to the Senior Secured Notes (the "Guarantee") pursuant to a Trust Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Company Indenture"), between the Company and Bankers Trust Company as trustee thereunder (the "Trustee");

           WHEREAS, the Company Indenture provides that the Company may issue other securities (collectively with the Guarantee, the "Securities") pursuant to the Company Indenture and one or more
Series Supplemental Indentures as described therein;

           WHEREAS, PEC is a wholly-owned subsidiary of the Company and PIC is a wholly-owned subsidiary of PEC, and it is to the advantage of PEC and PIC that the Company has issued the Guarantee and that the Company may issue additional Securities from time to time pursuant to the Company Indenture and one or more Series Supplemental Indentures;

           NOW, THEREFORE, in consideration of the premises and to induce the Trustee to enter into the Company Indenture and to
facilitate   the  sale  of  the  Guarantee  and  any   additional
Securities, PEC, PIC and the Company hereby agree as follows:

           Section 1. Defined Terms. Unless otherwise defined herein, terms defined in the Company Indenture and used herein shall have the meanings given to them in the Company Indenture.

           Section 2. PIC Transfer of Funds. PIC agrees that it shall cause all cash, instruments, securities and funds deposited from time to time in the U.S. Distribution Fund and any proceeds thereof to be transferred in same day funds to the PEC Revenue Fund.

           Section 3. Instruction Letter. PIC further agrees that in order to facilitate the transfer of funds described in
Section 2, PIC shall cause the entity where the account is maintained (the "Account Manager") to execute an instruction letter substantially in the form of Exhibit A hereto.

           Section 4. PEC Transfer of Funds. PEC agrees that it shall cause all cash, instruments, securities and funds deposited from time to time in the PEC Revenue Account and any proceeds thereof to be transferred in same day funds to the Company Revenue Fund.

           Section 5. Further Assurances. The Company agrees that it will cause PIC and PEC to take all action necessary to fulfill the terms of this Agreement.

          Section 6. Representations and Warranties. Each Party represents and warrants to each other (in each case as to itself only) that:

           (1) Such Party is a corporation, duly organized, validly existing and in good standing, under the laws of its jurisdiction of organization.

           (2) None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by such Party will (i) conflict with or result in a breach of, or require any consent which has not been obtained under, the charter, by-laws, formation documents or other organizational instrument of such Party, or any applicable provision or term of any material law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any material agreement or instrument to which such Party is a party or by which such Party or any of its property is bound or to which it is subject, (ii) constitute a default under any such agreement or instrument or (iii) (except for the Liens created pursuant to the Transaction Documents) result in the creation or imposition of any Lien upon any property of such Party pursuant to the terms of any such agreement or instrument.

           (3) Such Party has all necessary corporate power, authority and legal right to execute, deliver and perform the obligations of such Party under this Agreement, and the execution, delivery and performance by such Party of this Agreement have been duly authorized by all necessary corporate or other action on the part of such Party
     (including, without limitation, any required shareholder approvals).

           (4) This Agreement has been duly and validly executed and delivered by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           (5) No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by such Party of this Agreement or for the legality, validity or enforceability hereof.

          Section 7.  Miscellaneous.

          (1) No Waiver. No failure on the part of any Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

           (2) Notices. All notices, requests, demands, waivers or other communications to or upon the respective parties hereto shall be in writing, delivered by certified mail, return receipt requested, postage prepaid, by nationally recognized overnight courier or by telex, telecopy and (except as otherwise specified herein to be effective upon receipt) shall be deemed to have been duly given or made when received, if mailed or delivered by courier, or when personally delivered or transmitted by telex or telecopy, addressed to the party to which such notice, request, demand, waiver or other communication is required or permitted to be given or made hereunder at the "Address for Notices" specified below the name of such party on the signature pages hereof; or such other address of which such party shall have notified in writing the party giving such notice.

           (3) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of each Party, provided, however, that no Party shall assign or transfer any of its rights or obligations hereunder without the prior written consent of each other Party.

           (4)   Captions.   The  captions and  section  headings
appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

           (5) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

           (6) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Each Party hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Party irrevocably waives, to the fullest extent permitted by applicable law, any objection that such Party may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

           (7) Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           (8) Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

           IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written.


                         PANDA ENERGY CORPORATION



                         By:
                         Name:
                         Title:

                         PANDA INTERFUNDING CORPORATION



                         By:
                         Name:
                         Title:


                         PANDA GLOBAL HOLDINGS, INC.



                         By:
                         Name:
                         Title:

                         Address for Notices, in each case:
                              c/o Panda Energy International, Inc.
                              4100 Spring Valley Road
                              Suite 1001
                              Dallas, Texas 75244
                              Fax: (972) 980-6815
                              Attention: General Counsel


                                                        EXHIBIT A

                  [FORM OF INSTRUCTION LETTER]


[NAME OF ACCOUNT MANAGER]
________________
________________

Ladies and Gentlemen:

            As   we   have  discussed,  the  undersigned,   Panda
Interfunding  Corporation ("PIC") has entered into  an  agreement
(the  "Account Agreement") dated as of April 22, 1997 among  PIC,
Panda Energy Corporation and Panda Global Holdings, Inc.

           Pursuant to the Account Agreement, PIC has agreed to transfer all cash, instruments, securities and funds deposited from time to time in the [described U.S. Distribution Fund] (the "U.S. Distribution Fund" and any proceeds thereof to be transferred in same day funds to Account No. __________ (designated "_______________") with [Name and Address of location of Account] (ABA No._____________)(the "PEC Revenue Account").

           This Account Agreement was necessary in order to facilitate the sale of securities by an indirect affiliate of PIC which sale of securities was of indirect benefit to PIC.

           Pursuant to the Account Agreement, PIC is required to (and hereby does) instruct the Account Manager to transfer all cash, instruments, securities and funds deposited from time to time in the U.S. Distribution Fund and any proceeds thereof by wire to the PEC Revenue Account.

            The   instructions  contained  in  this  letter   are
irrevocable and cannot be changed without the prior written consent of Panda Energy Corporation and Panda Global Holdings,
Inc.

          Please acknowledge your agreement to make the transfers referred to above and to comply with reasonable information requests by signing in the space provided below.

                                   Very truly yours,

                                   PANDA INTERFUNDING CORPORATION



                                   By:
                                   Name:
                                   Title:




Acknowledged and agreed as of
the date first above written:

[NAME OF ACCOUNT MANAGER]

By: ________________________
Title: _____________________

Address: ___________________
         ___________________
Facsimile: _________________